UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA

02481

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MILLER CONVERTIBLE FUND

ANNUAL REPORT

OCTOBER 31, 2011

1-877- 441- 4434

www.millerconvertiblefund.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for   distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Convertible Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Miller Convertible Fund Shareholder,

We are pleased to present this report on your fund for the fiscal year ended October 31, 2011.

Management’s Discussion of Performance

For most of this one-year period, investors favored convertible bonds, including the Miller Convertible Fund.   During the year ended October 31, 2011, the fund continued its rapid growth, doubling in assets under management to close the fiscal year at slightly over $300 million.

The fund’s performance across share classes, since inception through October 31, 2011 is as follows:

A shares

I shares

C shares

V0A0

S&P

Since inception

4.08%

4.72%

*

3.06%

-2.04%

(December 27, 2007)

*C shares did not exist at inception

For the year ended

October 31, 2011

-.92%

-0.39%

-1.27%

2.0%

8.09%

This performance is consistent with our expectations and our strategy of delivering absolute return over full market cycles, focusing on limiting volatility and risk to the principal of the fund, and minimizing equity sensitivity on the downside.  The fund’s strategy will at times underperform both the broader markets and the benchmark over relatively short periods of time, as occurred during this recent fiscal year.  However, we believe it is preferable to outperform over longer periods including full market cycles.   As shown above, Miller Convertible Fund has significantly outperformed both its benchmark and the broader equity markets for the nearly four-year period since inception of December 27, 2007 to October 31, 2011.

Positive performance traction was enhanced by core holdings in the health care sector, including Cubist Pharmaceuticals, Akorn and Salix.

The Miller Convertible Fund invests almost exclusively in convertible bonds whose underlying equities trade on US exchanges.  However, some of the companies we invested in are global firms, based in other countries.  In early 2011, amid deepening concerns about the sovereign debt crisis, we began scrutinizing our foreign-based holdings.  Employing a deep fundamental analysis, we reviewed accounting and auditing standards, auditing firms, and the economic and political stability of the foreign countries in question, and other factors pertinent to the fund’s investment.  This resulted in a strategic shift which we believe will serve to protect the interests and improve investment results for shareholders.  Specifically, we began to reduce our allocation to non-US issuers, including completely divesting the portfolio of all China-based firms, based on concerns regarding alleged fraudulent reporting by some publicly traded Chinese companies.  Despite that, one holding in particular, ShengdaTech, (a Chinese firm traded on the US exchanges) defaulted on its bonds in June, 2011.  The advisor and trustees believe this was the result of accounting fraud and are pursuing appropriate legal action.   The write-down of ShengdaTech’s bonds negatively impacted the fund’s performance during the fiscal year ended October 31, 2011.  However, we believe our broader actions relative to investments in non-US firms will insulate the portfolio from future direct impact from the continuing global economic crisis.

Miller Convertible Fund and the Broader Market

Choppy, volatile markets dominated during the last quarter of the fund’s fiscal year.  Markets like these present challenges for most investors. While we actively manage the fund’s holdings and seek to take opportunistic advantage of disequilibrium where possible, our overall srategy remains focused on guarding principal and on performance over the longer term, rather than daily or weekly swings.

Nevertheless, the spread of market uncertainty creates buying opportunities in convertible bonds with very compelling risk/reward characteristics.   We have seen some convertible bond yields at their highest levels since 2008.  In some cases, convertible bond investors may be able find yields on the convertible bond equivalent to or better than straight debt, but issued by stronger companies, and with shorter maturities.   Many bonds considered to be of higher quality trade below par with attractive yields to worst.  Miller Convertible Fund tries to take intelligent, strategic advantage of such opportunities.

Global uncertainty will persist for some time and most likely will cast a deep shadow on markets into 2012.  We continue to exercise our core strategy of growing investor wealth over full market cycles.  Unlike other classes of fixed income securities, the equity sensitivity of convertibles allows the opportunity to participate in market recovery, whenever it occurs.  Corrections produce price anomalies that we stand ready to take advantage of.   The current economic environment, both in and out of the US, is deeply concerning.  However, times like these also showcase the versatility and attractive qualities of the convertible bond asset class, and intensify our commitment to it.

We thank you for your confidence and trust in our management.

Sincerely,

Greg Miller, Co-Portfolio Manager

Michael Miller, Co-Portfolio Manager

The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The Bank of America/Merrill Lynch V0A0 index is an unmanaged index comprised of all U.S.-registered convertible bonds, excluding mandatory convertibles. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

2637-NLD-12/14/2011

Miller Convertible Fund

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through October 31, 2011

Annualized Total Returns as of October 31, 2011
		Since Inception*	Since Inception**	Since Inception***
	One Year	(Class A and I)	(Class C)	(Class NF)
Miller Convertible Fund:
Class A, without sales charge	(0.92)%	4.08%	─	─
Class A, with sales charge of 5.75%	(6.59)%	2.49%	─	─
Class I	(0.39)%	4.72%	─	─
Class C	(1.27)%	─	6.10%	─
Class NF	N/A	─	─	3.05%
ML All Conv Ex Mandatory Index	2.00%	3.06%	9.16%	5.40%

    * Class A and Class I shares commenced operations on December 27, 2007.

  ** Class C shares commenced operations on December 1, 2009.

*** Class NF shares commenced operations on August 8, 2011.  Performance figures are not annualized.

The Merrill Lynch All Convertible Excluding Mandatory Index measures the performance of convertible securities of all corporate sectors with as a pair amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot directly invest in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds for Class A, Class I, Class C, and Class NF shares are 1.76%, 1.19%, 2.21%, and 1.19% respectively.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS
October 31, 2011
Security		Principal Amount	Interest Rate (%)		Maturity Date	Value

CONVERTIBLE BONDS - 92.84%
AEROSPACE/DEFENSE - 2.26%
AAR Corp. - 144A		$ 2,500,000	1.6250		3/1/2014	$ 2,356,250
Kaman Corp. - 144A		4,000,000	3.2500		11/15/2017	4,655,000
						7,011,250
AIRLINES - 1.58%
JetBlue Airways Corp.		4,200,000	6.7500		10/15/2039	4,903,500

AUTO MANUFACTURERS - 1.45%
Navistar International Corp.		4,000,000	3.0000		10/15/2014	4,500,000

BANKS - 2.66%
Goldman Sachs Group, Inc.		8,500,000	0.0000		3/28/2016	8,247,040

BIOTECHNOLOGY - 6.13%
Charles River Laboratories International, Inc.		2,000,000	2.2500		6/15/2013	1,980,000
Cubist Pharmaceuticals, Inc.		4,000,000	2.5000		11/1/2017	5,780,000
Gilead Sciences, Inc.		5,000,000	1.6250		5/1/2016	5,800,000
United Therapeutics Corp. - 144A		5,000,000	1.0000		9/15/2016	5,481,250
						19,041,250
CHEMICALS - 0.37%
ShengdaTech, Inc. - 144A*		8,000,000	6.5000		12/15/2015	1,160,000

COAL - 3.20%
James River Coal Co.		6,000,000	4.5000		12/1/2015	5,257,500
Massey Energy Co.		5,000,000	3.2500		8/1/2015	4,681,250
						9,938,750
COMMERCIAL SERVICES - 0.33%
Chemed Corp.		1,000,000	1.8750		5/15/2014	1,023,750

COMPUTERS - 2.58%
Mentor Graphics Corp. - 144A		6,000,000	4.0000		4/1/2031	5,632,500
SanDisk Corp.		2,000,000	1.5000		8/15/2017	2,397,500
						8,030,000
ELECTRICAL COMPONENTS & EQUIPMENT - 5.13%
EnerSys		3,500,000	3.3750	+	6/1/2038	3,456,250
General Cable Corp.		5,000,000	0.8750		11/15/2013	4,756,250
Sunpower Corp.		9,000,000	4.5000		3/15/2015	7,706,250
						15,918,750
ELECTRONICS - 1.33%
FEI Co.		1,000,000	2.8750		6/1/2013	1,455,000
TTM Technologies, Inc.		2,500,000	3.2500		5/15/2015	2,678,125
						4,133,125
ENERGY-ALTERNATE SOURCES - 3.27%
Covanta Holding Corp.		1,000,000	3.2500		6/1/2014	1,102,500
Green Plains Renewable Energy, Inc. - 144A		9,000,000	5.7500		11/1/2015	9,056,250
						10,158,750
The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011
Security		Principal Amount	Interest Rate (%)		Maturity Date	Value

FOOD - 4.10%
Chiquita Brands International, Inc.		$ 7,500,000	4.2500		8/15/2016	$ 6,618,750
Nash Finch Co.		11,000,000	1.6314	+	3/15/2035	5,032,500
Spartan Stores, Inc.		1,200,000	3.3750		5/15/2027	1,081,500
						12,732,750
HEALTHCARE-PRODUCTS - 4.72%
Alere, Inc.		6,000,000	3.0000		5/15/2016	5,745,000
Greatbatch, Inc.		1,000,000	2.2500		6/15/2013	983,750
Integra Lifesciences Hld. - 144A		5,000,000	1.6250		12/15/2016	4,387,500
Teleflex, Inc.		3,000,000	3.8750		8/1/2017	3,551,250
						14,667,500
HEALTHCARE-SERVICES - 2.00%
Lifepoint Hospitals, Inc.		3,000,000	3.5000		5/15/2014	3,105,000
Molina Healthcare, Inc.		3,000,000	3.7500		10/1/2014	3,108,750
						6,213,750
HOME BUILDERS - 0.63%
Lennar Corp. - 144A		2,000,000	2.0000		12/1/2020	1,957,500

INSURANCE - 2.30%
Tower Group, Inc.		6,750,000	5.0000		9/15/2014	7,146,562

INTERNET - 4.43%
Digital River, Inc. - 144A		7,500,000	2.0000		11/1/2030	6,262,500
Equinix, Inc.		2,000,000	3.0000		10/15/2014	2,202,500
Priceline.com, Inc. - 144A		1,500,000	1.2500		3/15/2015	2,656,875
Web MD Health Corp. - 144A		3,000,000	2.5000		1/31/2018	2,651,250
						13,773,125
INVESTMENT COMPANIES - 4.50%
Apollo Investment Corp. - 144A		4,250,000	5.7500		1/15/2016	3,777,188
Fifth Street Finance - 144A		3,500,000	5.3750		4/1/2016	3,010,000
Prospect Capital Corp. - 144A		5,500,000	5.5000		8/15/2016	5,280,000
Prospect Capital Corp. - 144A		2,000,000	6.2500		12/15/2015	1,907,500
						13,974,688
IRON/STEEL - 0.88%
Allegheny Technologies, Inc.		2,000,000	4.2500		6/1/2014	2,725,000

MACHINERY-DIVERSIFIED - 3.23%
AGCO Corp.		400,000	1.2500		12/15/2036	505,000
Altra Holdings, Inc. - 144A		6,000,000	2.7500		3/1/2031	5,160,000
Chart Industries, Inc.		4,000,000	2.0000		8/1/2018	4,380,000
						10,045,000
MINING - 5.72%
Aquarius Platinum		4,000,000	4.0000		12/18/2015	3,595,000
Horsehead Holding Corp. - 144A		5,100,000	3.8000		7/1/2017	4,819,500
Kaiser Aluminum Corp. - 144A		3,000,000	4.5000		4/1/2015	3,507,900
Molycorp, Inc. - 144A		6,000,000	3.2500		6/15/2016	5,827,500
						17,749,900
The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011
Security		Principal Amount	Interest Rate (%)		Maturity Date	Value

MISCELLANEOUS MANUFACTURING - 3.57%
EnPro Industries, Inc.		$ 1,900,000	3.9375		10/15/2015	$ 2,339,375
Griffon Corp. - 144A		5,000,000	4.0000		1/15/2017	4,918,750
Trinity Industries, Inc.		4,000,000	3.8750		6/1/2036	3,840,000
						11,098,125
OIL & GAS - 0.35%
Chesapeake Energy Corp.		1,000,000	2.7500		11/15/2035	1,088,750

OIL & GAS SERVICES - 1.82%
Newpark Resources, Inc.		5,000,000	4.0000		10/1/2017	5,643,750

PHARMACEUTICALS - 5.19%
Akorn, Inc. - 144A		1,500,000	3.5000		6/1/2016	1,854,375
Endo Pharmaceuticals Holdings, Inc.		6,000,000	1.7500		4/15/2015	7,485,000
Salix Pharmaceuticals Ltd.		6,500,000	2.7500		5/15/2015	6,776,250
						16,115,625
PRIVATE EQUITY - 2.17%
Hercules Technology Growth Capital, Inc. - 144A		7,500,000	6.0000		4/15/2016	6,731,250

RETAIL - 2.42%
Coinstar, Inc.		1,000,000	4.0000		9/1/2014	1,387,500
Group 1 Automotive, Inc.		6,000,000	2.2500	+	6/15/2036	6,112,500
						7,500,000
SEMICONDUCTORS - 5.54%
Lam Research Corp. - 144A		4,000,000	1.2500		5/15/2018	3,955,000
Micron Technology, Inc. -144A		7,000,000	1.5000		8/1/2031	5,827,500
Rudolph Technologies, Inc. - 144A		7,000,000	3.7500		7/15/2016	6,133,750
Xilinx, Inc.		1,000,000	2.6250		6/15/2017	1,286,875
						17,203,125
SOFTWARE - 2.68%
CSG Systems International, Inc. - 144A		3,500,000	3.0000		3/1/2017	3,220,000
Electronic Arts, Inc. - 144A		4,000,000	0.7500		7/15/2016	4,090,000
Microsoft Corp. - 144A		1,000,000	0.0000		6/15/2013	1,020,000
						8,330,000
TELECOMMUNICATIONS - 3.02%
Anixter International, Inc.		1,000,000	1.0000		2/15/2013	1,118,750
Arris Group, Inc.		1,500,000	2.0000		11/15/2026	1,536,562
InterDigital, Inc. - 144A		1,000,000	2.5000		3/15/2016	1,062,500
Ixia - 144A		4,000,000	3.0000		12/15/2015	3,940,000
RF Micro Devices, Inc.		1,500,000	1.0000		4/15/2014	1,719,375
						9,377,187
TRANSPORTATION - 3.28%
Bristow Group, Inc.		4,000,000	3.0000		6/15/2038	4,175,000
Genco Shipping & Trading Ltd.		8,000,000	5.0000		8/15/2015	6,020,000
						10,195,000
TOTAL CONVERTIBLE BONDS						288,334,752
( Cost - $300,436,517)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011
Security		Shares	Interest Rate (%)			Value

SHORT-TERM INVESTMENTS - 6.97%
MONEY MARKET FUND - 6.97%
Milestone Treasury Obligations Portfolio		21,639,178	0.0100	+		$ 21,639,178
TOTAL SHORT-TERM INVESTMENTS						21,639,178
( Cost - $21,639,178)

TOTAL INVESTMENTS - 99.81%
( Cost - $322,075,695) (a)						309,973,930
OTHER ASSETS LESS LIABILITIES- 0.19%						606,239
NET ASSETS - 100.00%						$ 310,580,169

TOTAL RETURN SWAP		Notional Amount			Termination Date	Unrealized Appreciation (Depreciation)

Agreement with ReFlow Fund, LLC dated July 20, 2010 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 1.25%.		$ 21,639,178			5/1/2012	$ (1,079,453)

+ Adjustable rate security. Interest rate is as of October 31, 2011.
* Security in default. Issuer has filed bankruptcy.
144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total 144A securities amounted to 43.51% of net assets as of October 31, 2011.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $324,737,151 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appeciation:			$ 10,288,231
			Unrealized Depreciation:			(25,051,452)
			Net Unrealized Depreciation:			$ (14,763,221)

PORTFOLIO ANALYSIS
As of October 31, 2011
	% of Net
Sector	Assets
Consumer, Non-cyclical	22.48%
Industrial	18.80%
Financial	11.62%
Technology	10.81%
Energy	8.64%
Communications	7.45%
Short-Term Investments	6.97%
Basic Materials	6.97%
Consumer, Cyclical	6.07%
Other Assets less Liabilities	0.19%
	100.00%
The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

Assets:
Investments in Securities at Value (identified cost $322,075,695)	$309,973,930
Dividends and Interest Receivable	2,646,260
Receivable from Fund Shares Sold	1,287,886
Receivable for Open Swap Contracts	293,218
Prepaid Expenses and Other Assets	72,047
Total Assets	314,273,341

Liabilities:
Redemptions Payable	1,249,806
Payable for Securities Purchased	2,091,839
Accrued Advisory Fees	163,732
Accrued Distribution Fees	110,936
Accrued Fees Payable to Other Affiliates	20,471
Accrued Expenses and Other Liabilities	56,388
Total Liabilities	3,693,172

Net Assets	$310,580,169

Composition of Net Assets:
At October 31, 2011, Net Assets consisted of:
Paid-in-Capital	$316,036,267
Accumulated Net Investment Loss	(4,341)
Accumulated Net Realized Gain From Security Transactions	7,729,461
Net Unrealized Depreciation on:
Investments	(12,101,765)
Swaps	(1,079,453)
Net Assets	$310,580,169

Net Asset Value Per Share
Class A Shares
Net Assets	$213,763,239
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	19,857,562
Net Asset Value and Redemption Price per Share	$ 10.76
($213,763,239 / 19,857,562)
Maximum Offering Price Per Share ($10.76/ .9425)	$ 11.42

Class I Shares
Net Assets	$ 41,665,541
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,849,971
Net Asset Value; Offering and Redemption Price per Share	$ 10.82
($41,665,541 / 3,849,971)

Class C Shares
Net Assets	$ 28,056,425
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,615,460
Net Asset Value; Offering and Redemption Price per Share	$ 10.73
($28,056,425 / 2,615,460)

Class NF Shares
Net Assets	$ 27,094,964
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,510,470
Net Asset Value; Offering and Redemption Price per Share	$ 10.79
($27,094,964/ 2,510,470)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2011

Investment Income:
Interest Income	$ 7,519,500
Total Investment Income	7,519,500

Expenses:
Investment Advisory Fees	2,086,242
Distribution Fees (Class A)	1,092,258
Distribution Fees (Class C)	206,156
Transfer Agent Fees	175,599
Administration Fees	114,728
Registration & Filing Fees	90,273
Legal Fees	49,500
Custody Fees	44,938
Trustees' Fees	36,573
Printing Expense	35,385
Non 12b-1 Shareholder Servicing Fees	24,381
Audit Fees	22,600
Chief Compliance Officer Fees	15,516
Insurance Expense	13,231
Miscellaneous Expenses	13,426
Total Expenses	4,020,806
Plus: Expense Reimbursement Recaptured by Adviser	133,127
Less: Fees Waived- Class NF Shares	(57,447)
Net Expenses	4,096,486
Net Investment Income	3,423,014

Net Realized and Unrealized Loss on Investments:
Net Realized Gain on:
Investments	8,820,131
Net Change in Unrealized Depreciation on:
Investments	(25,195,567)
Swaps	(2,615,506)
Net Realized and Unrealized Loss on Investments	(18,990,942)

Net Decrease in Net Assets Resulting From Operations	$ (15,567,928)
The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2011	October 31, 2010
Operations:
Net Investment Income	$ 3,423,014	$ 2,866,804
Net Realized Gain on Investments	8,820,131	3,168,395
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Swaps	(27,811,073)	10,258,104
Net Increase (Decrease) in Net Assets
Resulting From Operations	(15,567,928)	16,293,303

Distributions to Shareholders From:
Net Investment Income
Class A ($0.32and $0.39 per share, respectively)	(4,962,662)	(3,209,786)
Class I ($0.40 and $0.49 per share, respectively)	(993,133)	(851,538)
Class C ($0.26 and $0.40 per share, respectively)	(315,101)	(188,823)
	(6,270,896)	(4,250,147)
Net Realized Gains
Class A ($0.03 and $0.00 per share, respectively)	(349,413)	-
Class I ($0.03 and $0.00 per share, respectively)	(59,822)	-
Class C ($0.03 and $0.00 per share, respectively)	(29,447)	-
	(438,682)	-
Total Distributions to Shareholders	(6,709,578)	(4,250,147)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (22,148,552 and 7,084,356 shares, respectively)	255,554,749	74,485,222
Distributions Reinvested (409,069 and 277,991shares, respectively)	4,639,019	2,868,102
Cost of Shares Redeemed (13,086,182 and 2,699,784 shares, respectively)	(143,693,325)	(28,235,932)
Total Class A Shares	116,500,443	49,117,392
Class I
Proceeds from Shares Issued (4,054,200 and 1,760,574 shares, respectively)	46,349,721	18,653,560
Distributions Reinvested (53,376 and 37,926 shares, respectively)	607,588	393,300
Cost of Shares Redeemed (2,162,857 and 849,624 shares, respectively)	(24,343,665)	(9,095,512)
Total Class I Shares	22,613,644	9,951,348
Class C
Proceeds from Shares Issued (2,177,724 and 890,598 shares, respectively)	24,915,543	9,355,603
Distributions Reinvested (29,661 and 18,074 shares, respectively)	334,745	185,695
Cost of Shares Redeemed (471,508 and 29,089 shares, respectively)	(5,173,105)	(304,950)
Total Class C Shares	20,077,183	9,236,348
Class NF
Proceeds from Shares Issued (2,899,000 and 0 shares, respectively)	29,922,061	-
Cost of Shares Redeemed (388,530 and 0 shares, respectively)	(4,077,833)	-
Total Class NF Shares	25,844,228	-
Total Beneficial Interest Transactions	185,035,498	68,305,088

Increase in Net Assets	162,757,992	80,348,244

Net Assets:
Beginning of Year	147,822,177	67,473,933
End of Year (Includes undistributed net investment
income (loss) of $(4,341) and $1,205,531 respectively)	$ 310,580,169	$ 147,822,177

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year					December 27, 2007*
	Ended		Year Ended October 31,			Through
	October 31, 2011		2010		2009	October 31, 2008

Net Asset Value, Beginning of Period	$ 11.22		$ 10.09		$ 7.63	$ 10.00
Increase from operations:
Net investment income (a)	0.13		0.27		0.38	0.07
Net gain (loss) from securities
(both realized and unrealized)	(0.24)		1.25		2.17	(2.44)
Total from operations	(0.11)		1.52		2.55	(2.37)
Distributions to shareholders from:
Net investment income	(0.32)		(0.39)		(0.09)	-
Net realized gains	(0.03)		-		-	-
Total distributions	(0.35)		(0.39)		(0.09)	-

Net Asset Value, End of Period	$ 10.76		$ 11.22		$ 10.09	$ 7.63

Total Return (b)	(0.92)%		15.36%		33.75%	(23.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 213,763		$ 116,490		$ 57,730	$ 13,665
Ratio of expenses to average net assets,
before reimbursement/recapture	1.48%		1.68%		1.95%	2.86%	(c)
net of reimbursement/recaputure	1.53%	(d)	1.75%	(d)	1.75%	1.75%	(c)
Ratio of net investment income
to average net assets	1.17%	(d)	2.59%	(d)	4.17%	1.01%	(c)
Portfolio turnover rate	69%		84%		60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.  Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year				December 27, 2007*
	Ended		Year Ended October 31,		Through
	October 31, 2011		2010	2009	October 31, 2008

Net Asset Value, Beginning of Period	$ 11.29		$ 10.19	$ 7.68	$ 10.00
Increase from operations:
Net investment income (a)	0.19		0.34	0.44	0.13
Net gain (loss) from securities
(both realized and unrealized)	(0.23)		1.25	2.18	(2.45)
Total from operations	(0.04)		1.59	2.62	(2.32)
Distributions to shareholders from:
Net investment income	(0.40)		(0.49)	(0.11)	-
Net realized gains	(0.03)		-	-	-
Total distributions	(0.43)		(0.49)	(0.11)	-

Net Asset Value, End of Period	$ 10.82		$ 11.29	$ 10.19	$ 7.68

Total Return (b)	(0.39)%		16.07%	34.48%	(23.20)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 41,666		$ 21,512	$ 9,744	$ 421
Ratio of expenses to average net assets,
before reimbursement	0.98%		1.18%	1.65%	2.65%	(c)
net of reimbursement	1.00%	(d)	1.18%	1.21%	1.00%	(c)
Ratio of net investment income
to average net assets	1.70%	(d)	3.18%	4.69%	1.73%	(c)
Portfolio turnover rate	69%		84%	60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	December 1, 2009 *
	Ended	Through
	October 31, 2011	October 31, 2010

Net Asset Value, Beginning of Period	$ 11.17	$ 10.23
Increase from operations:
Net investment income (a)	0.08	0.31
Net gain (loss) from securities
(both realized and unrealized)	(0.23)	1.03
Total from operations	(0.15)	1.34
Distributions to shareholders from:
Net investment income	(0.26)	(0.40)
Net realized gains	(0.03)	-
Total distributions	(0.29)	(0.40)

Net Asset Value, End of Period	$ 10.73	$ 11.17

Total Return (b)	(1.27)%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 28,056	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	1.98%	2.20%	(c)
net of reimbursement	1.98%	2.20%	(c)
Ratio of net investment income to average net assets	0.72%	2.34%	(c)
Portfolio turnover rate	69%	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and   capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class NF
	August 8, 2011 *
	Through
	October 31, 2011

Net Asset Value, Beginning of Period	$ 10.48
Increase from operations:
Net investment income (a)	0.08
Net gain from securities
(both realized and unrealized)	0.23
Total from operations	0.31
Distributions to shareholders from:
Net investment income	-
Net realized gains	-
Total distributions	-

Net Asset Value, End of Period	$ 10.79

Total Return (b)	3.05%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 27,095
Ratio of expenses to average net assets,
before reimbursement	1.10%	(c)
net of reimbursement	0.00%	(c)
Ratio of net investment income to average net assets	3.25%	(c)
Portfolio turnover rate	69%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

1.

ORGANIZATION

The Miller Convertible Fund (the "Fund") is a series of shares of beneficial interest of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal. The Fund issues four classes of shares designated as Class A, Class I, Class C and Class NF.  Class I, Class C and Class NF shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class A and Class I shares commenced operations on December 27, 2007.  Class C shares commenced operations on December 1, 2009.  Class NF shares commenced operations on August 8, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$ -	$ 288,334,752	$ -	$ 288,334,752
Short-Term Investments	21,639,178	-	-	21,639,178
Total Investments in Securities	$ 21,639,178	$ 288,334,752	$ -	$309,973,930
Total Return Swap**	$ -	$ 293,218	$ -	$ 293,218

        The Fund did not hold any Level 3 securities during the period.

        There were no significant transfers between Level 1 and Level 2 during the current reporting period.

        *Please refer to the Schedule of Investments for Industry classifications.

      **Represents variation margin on the last day of the reporting period.

Derivative Transactions – The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser.  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.  Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts.  Risks may exceed amounts recognized on the statement of assets and liabilities.  The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the year ended October 31, 2011, the Fund invested in total return swaps.  The total return swaps can be found on the Statement of Assets and Liabilities under receivable for open swap contracts.  At October 31, 2011, the receivable for open swap contracts was $293,218.  For the year ended October 31, 2011, the net unrealized loss on swaps was $2,615,506.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for fiscal year ends (2008-2010), or expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2011, the Fund did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be included in the October 31, 2012 annual report.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Wellesley Investment Advisors, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended October 31, 2011, the Adviser earned advisory fees of $2,086,242.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, at least until February 28, 2012, so that the total annual operating expenses of the Fund (excluding brokerage fees and commissions, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 1.75%, 1.25%, 2.25% and 0.00% of the average daily net assets of Class A, Class I, Class C and Class NF, respectively.  Prior to March 1, 2009, the Adviser had contractually agreed to limit the total annual expense

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

 ratio of Class I shares to 1.00% of its average daily net assets.  During the year ended October 31, 2011, the Adviser reimbursed expenses of $57,447 on Class NF.

With the exception of Class NF, waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year in which the amounts were waived or recouped. During the year ended October 31, 2011, the Adviser recouped prior period expense reimbursements of $133,127.  As of October 31, 2011, the Adviser has fully recaptured all prior period expense reimbursement payments made to the Fund.

The Fund has entered into separate servicing agreements with Gemini Fund Services (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration and Fund Accounting - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  5 basis points or 0.05% per annum on the first $100 million in net assets

  4 basis points or 0.04% per annum on the next $150 million in net assets

  3 basis points or 0.03% per annum on net assets greater than $250 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 per class and the per account charge is $12.00 for open accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  During the year ended October 31, 2011, GFS received $996 for providing such services.

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended October 31, 2011, the Fund incurred expenses of $15,516 for compliance services pursuant to the Trust’s Agreement with NLCS.

An officer of the Fund is also an officer of NLCS.  In addition, certain affiliates of NLCS provide ancillary services to the Fund as follows:

Gemcom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, Gemcom charges a per-page conversion fee and a flat filing fee.  For the year ended October 31, 2011, Gemcom received $10,767 for providing such services.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Prior to April 1, 2009, Class A shares paid 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  Subsequent to such date and pursuant to a shareholder vote, the Distribution Plan was amended to increase the annual rate to 0.50%.  Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan.  For the year ended October 31, 2011, the Fund incurred distribution fees of $1,092,258 and $206,156 for Class A shares and Class C shares, respectively.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2011, amounted to $339,042,761 and $169,637,616, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,542,930	$ 4,250,147
Long-Term Capital Gain	1,166,648	-
	$ 6,709,578	$ 4,250,147

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to tax income on contingent convertible debt securities and the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to tax treatment on contingent convertible debt securities and reclassification of distributions resulted in reclassification for the period ended October 31, 2011 as follows:

6.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

7.

 SUBSEQUENT EVENTS

Management's evaluation of the impact of all subsequent events on the Fund's financial statements was completed through the date the financial statements were issued and the following item was noted.  On December 1, 2011, the Trust, on behalf of the Fund, filed a lawsuit Miller Investment Trust v. Morgan Stanley & Co. Incorporated and KPMG Hong Kong, Case Number: 1:2011cv12126, in the United States District Court, District of Massachusetts.  The lawsuit alleges, among other things, violation of the Massachusetts Uniform Securities Act, as well as its negligence and recklessness in underwriting an offering of debt securities issued by ShengdaTech Inc. by Morgan Stanley & Co. Incorporated; and negligent misrepresentation by KPMG Hong Kong in its capacity as ShengdaTech Inc.'s registered independent accountant.  The probability of prevailing on each of the claims in the lawsuit and the amount of any recovery cannot be reliably estimated at this time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Miller Convertible Fund:

We have audited the accompanying statement of assets and liabilities of The Miller Convertible Fund (the "Fund"), including the portfolio of investments, as of October 31, 2011, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2010 and the financial highlights for each of the two years in the period ended October 31, 2010 and the period December 21, 2007 (commencement of operations) to October 31, 2008 were audited by other auditors, whose report, dated December 30, 2010, expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Miller Convertible Fund as of October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 30, 2011

Miller Convertible Fund

TRUSTEES AND OFFICERS (Unaudited)

October 31, 201 1

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees:

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Neal Chorney Year of Birth: 1949 c/o Sunrise Financial Group 900 Chapel Street, 6th Fl New Haven, CT 06510 Trustee * Since 2007	Vice President – Direct Lending, Sunrise Financial LLC (2006 – Present) (commercial real estate lending); Vice President – Loan Review, The Bank of Southern Connecticut (2003 – 2006) (community bank); Self-Employed (2002 – 2003) (banking consultant)	1	None
Daniel Mainzer Year of Birth: 1963 c/o Flanigan, Cotillo & Mainzer, LLP 1881 Worcester Road, Suite 200, Framingham, MA 01701Trustee * Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP (2010-present) Principal, KLR & Co (2009 –2010), Partner, Sullivan Shuman & Freedberg LLC (2002 – 2009) (certified public accounting firms)	1	None
Michael Blank Year of Birth: 1951 c/o Braintree Street Realty 119 Braintree Street, Suite 502 Boston, MA 02134 Trustee* Since 2009	Principal, Braintree Street Realty, LLC (1986-Present), Principal, Rivermoor Realm Trust (1991-Present), Co-Owner/Senior Vice President, Arthur Blank & Co., Inc. (1974-2007	1	Board of Directors JNF New England

Interested Trustees and Officers:

Greg Miller*** Year of Birth: 1949 c/o Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481 Trustee, President and Treasurer* Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	1	None

Miller Convertible Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

October 31, 2011

Interested Trustees and Officers (Continued):

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Darlene Murphy Year of Birth: 1963 c/o Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481 Secretary Since 2007	President, Sudbury Wealth Management. (2009 – 2010 ) President, Wellesley Investment Advisors, Inc. (1985 – 2009), (2010- present ) (registered investment advisory firm)	N/A	N/A
Michael J. Wagner Year of Birth: 1951 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer * Since 2007

 President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GemCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006), Gemini Fund Services, LLC (provides administration, transfer agency, and fund accounting services to mutual funds); Senior Vice President – Fund Accounting, Orbitex Fund Services (2001 – 2002) (predecessor to Gemini Fund Services, LLC; provides administration, transfer agency, and fund accounting services to mutual funds)

		N/A	N/A

*     The term of office for each Trustee and Officer listed above will continue indefinitely.

**   The term “Fund Complex” refers to the Miller Investment Trust.

*** Greg Miller is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Investment Advisors, Inc. (the Funds' Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

Miller Convertible Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

 October 31, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (5/1/11)	Ending Account Value (10/31/11)	Expenses Paid During the Period* (5/1/11 to 10/31/11)
Actual
Class A	$1,000.00	$ 895.41	$ 7.31
Class I	$1,000.00	$ 897.90	$ 4.78
Class C	$1,000.00	$ 894.13	$ 9.45
Class NF**	$1,000.00	$1,030.54	$ 0.00
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.49	$ 7.78
Class I	$1,000.00	$1,020.16	$ 5.09
Class C	$1,000.00	$1,015.22	$10.06
Class NF	$1,000.00	$1,025.21	$ 0.00

  *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.53% for Class A, 1.00% for Class I, 1.98%  for Class C, and 0.00% for Class NF multiplied by the average account value over  the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six-month period ended October 31, 2011).

**Expenses Paid During Period – Actual for Class NF are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over  the period, multiplied by 85 days and divided by 365 (to reflect the number of days in the period from August 8, 2011, commencement of operations, through October 31, 2011).

Renewal of the Investment Advisory Agreement

In connection with a meeting of the Board of Trustees of the Trust held on October 21, 2011 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of a Management Agreement (the “Agreement”) between the Trust and Wellesley Investment Advisors, Inc. (“the “Adviser”), on behalf of the Miller Convertible Fund (the “Fund”).  In considering the Agreement, the Board interviewed representatives of the Adviser and received materials specifically relating to the Agreement.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s Form ADV, and information regarding the Adviser’s efforts in the area of compliance and brokerage allocation.  The Trustees discussed the Adviser’s personnel, and the high level of service provided by them.  They also discussed the financial strength of the Adviser.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Agreement.

Performance of the Adviser.   The Trustees then reviewed the performance of the Fund from inception through September 27, 2011 noting the Fund had outperformed its peer group of funds and the benchmark for the period noted.  The Board also discussed the Fund’s investment strategy and noted that the Adviser continues to follow the same strategy as it has in the past to achieve superior performance. The Board also noted the benefit of the Fund being fully invested due to using NAV SWAPS provided by REFLOW and that the NAV SWAPS have contributed approximately ten basis points towards the Fund’s performance.  The Trustees concluded that the investment performance for the Fund was very good.

Fees and Expenses. The Trustees reviewed information regarding comparative fees charged by the Adviser to other accounts managed by the Adviser, as well as fees charged by advisers to a peer group of funds.  The Board also discussed the contractual arrangement under which the Adviser agreed to reduce fees and absorb expenses of the Fund until at least February 28, 2013 to ensure that the Fund’s operating expenses will not exceed 1.75%, 2.25%, 1.25% and 0.01% for Class A, Class C, Class I and Class NF shares, respectively. The Board further noted that, although the current expense ratio is somewhat high compared to its peers, over time the expense ratios will decrease as Fund assets increase.  The Board also compared the fees charged by the Adviser for managing its separately managed accounts and noted that the fee paid by the Fund to the Adviser is less than the fee typically paid by the Adviser’s separately managed account clients.  It was the consensus of the Board that, based on the specialized nature of the Fund, and the Adviser’s unique experience and expertise in the area, and the fees charged by the Adviser to its other clients, the management fee was reasonable.

Profitability. The Trustees discussed with the Adviser the profits to be realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees to be paid to the Adviser.  The Board also noted that a portion of the 12b-1 fees being charged are for shareholder servicing.  It was the consensus of the Trustees that the Adviser’s relationship with the Fund was not overly profitable.

Economies of Scale. The Trustees concluded that, based on current asset levels, the benefits to be derived from economies of scale were not relevant considerations at this time; but they would re-examine the issue in the future.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable, and unanimously approved the renewal of the Management Agreement.

Rev. October 2011

PRIVACY NOTICE
FACTS		WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?		Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for non-affiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

MILLER CONVERTIBLE FUND

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, OH 45202
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	BNY Mellon One Wall Street New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th , as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Convertible Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-441-4434

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 23,200

FY 2010

$ 13,500

(b)

Audit-Related Fees

FY 2011

$ 0

FY 2010

$ 0

Tax Fees

(c)

FY 2011

            $ 3,750

FY 2010

            $ 2,600

(d)

All Other Fees

FY 2011

$ 0

FY 2010

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2011 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2011

$3,750

              $ None

FY 2010

$2,600

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Sarbanes Oxley Code of  Ethics filed herewith..

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/Greg Miller

       Greg Miller, President and Treasurer

Date

1/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

      Greg Miller, President and Treasurer

Date

1/9/12